Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Wilmington PharmaTech Company LLC
229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Wilmington PharmaTech PROPOSAL #: WPT-210203-06R5

1. Preparation Date:	March 9, 2021

2. Client:	Maria Maccecchini, Ph. D.
President and CEO
Annovis Bio, Inc.
1055 Westlakes Drive
Berwyn, PA 19312
Tel: [***]
E-mail: [***]

3. Project Name:	Process research, non-GMP and GMP Synthesis and reference standard of Posiphen Tartrate

4. Contract:	The project scope, budget summary, standard terms and conditions for pharmaceutical development services in this proposal, when accepted by the client, shall become a contract binding on both parties.

5. Description of Service:	See Part A: Project Scope

6. Payment:	See Part B: Project Pricing & Invoice Schedule

7. Effective Date:	Beginning when this proposal is approved by both parties.

8. Term:	From the effective date until completion by Wilmington PharmaTech of this project.

9: Confidentiality:

The confidentiality agreement entered into between the parties shall apply to all confidential information about the parties and the services to be conducted under this contract and such a confidentiality agreement is deemed to be incorporated herein by reference.

Wilmington PharmaTech		Annovis Bio, Inc.

By:	/s/ Hui-Yin Li	By:	/s/ Maria Maccecchini

Name:	Hui-Yin (Harry) Li	Name:	Maria Maccecchini

Title:	President	Title:	President & Chief Executive Officer

Date:	March 9, 2021	Date:	March 9, 2021

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Part A: Project Scope

Upon request from Annovis Bio (Annovis), Wilmington PharmaTech Company (WPT) will perform process research and non-GMP manufacturing of (+)-phenserine D-(-)- tartrate salt (also known as posiphen tartrate) starting with (+)-eserethole as starting material. The current synthetic scheme of posiphen tartrate is presented below as illustrated in Scheme I.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Scope of Work

The following items are included in the scope of this project:

Sourcing of GMP starting material (+)-Eserethole

•	Purchase [***] kg of (+)-etherethole in a purity of [***] by HPLC, with a “+”-

optical rotation. The tentative specification of (+)-eserethole is listed in Appendix I.

•	Test the material to prepare (+)-Posiphen D-tartrate to make sure it can generate the product to meet the specifications.

Lab Familiarization and Process Research

•

Perform process research to repeat the existing synthesis of (+)-Posiphen D- tartrate (lab familiarization) starting from (+)-eserethole and perform minor process R&D to attempt to improve and/or optimize the process if necessary and adapt the process to the existing equipment.

Non-GMP Demo Batch of (+)-Posiphen D-Tartrate (up to [***] g) and Ref Std

•	Production of a non-GMP demo batch of (+)-Posiphen D-Tartrate (up to [***] g).
•	Designate about [***] g of the API as the reference standard. Perform repurification if necessary.
•	Perform analysis and generate a COA to certificate it as a reference standard.
•	The tentative specification of (+)-Posiphen D-Tartrate is listed in Appendix II.

cGMP production of [***] kg (+)-Posiphen D-Tartrate

•	Production of [***] kg GMP batch of (+)-Posiphen D-Tartrate.
•	Perform GMP release tests and generate a COA.
•	Prepare a campaign summary for the GMP batch.
•	The tentative specification of (+)-Posiphen D-Tartrate is listed in Appendix II.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Deliverables

•	Purchase of about [***] kg of (+)-eserethole in China.
•	Lab familiarization and process research in US with updates and report.
•	Non-GMP demo batch (up to [***] g) of Posiphen tartrate prepared in US.
•	[***] kg cGMP batch of Posiphen tartrate with COA.
•	Release and certify a batch of [***] g from the demo batch as reference standard and issue a COA.
•	Analytical method setup and qualification for an achiral HPLC method, a chiral HPLC method and one GC method.

Note: Annovis will receive [***] kg of GMP Posiphen by [***]. Annovis will contract up to additional [***] kg of Posiphen. If the new batch is ordered by [***], the additional [***] kg of Posiphen will be delivered by [***].

Note: Annovis will own the intellectual property (IP) that is generated by Wilmington PharmaTech Company LLC for the Posiphen related work starting from (+)-eserethole as a starting material. A diagram to make (+)-eserethole will be provided.

Required from the Customer

•	Any available intermediates as HPLC marker
•	Achiral HPLC method
•	Chiral HPLC method

Project Schedule

Wilmington PharmaTech will initiate work promptly upon acceptance of this proposal by both parties and upon receipt of all necessary starting materials and reagents. WPT estimates that the timeline for completing the scope of work is about [***] weeks from the receipt of the PO.

This schedule is our best estimation based on the technical package provided by the client and/or the best knowledge we can find from public sources. It is assumed that all customer and/or literature procedures will work as described and will provide comparable yield and purity with only relatively minor conventional changes and improvements to allow for scale-up. The cost and schedule could be affected if the technical package and/or literature procedures are not reproducible. Rush service to provide an accelerated delivery date is available upon request at additional cost, provided that the technical package and/or the literature procedures are reproducible.

The cost, lead time, and schedule are based on the best knowledge of starting materials and commercially available intermediates that we can find from public sources. The project may be delayed and/or the cost may vary depending upon cost and timely availability of starting materials and commercially available intermediates.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Project Staffing and Communications

1.

[***] will be the Wilmington PharmaTech project manager and serve as the technical liaison for process chemistry with the Client. For Analytical, Dawn Chen will be the Wilmington PharmaTech technical liaison with the Client.

2.

Periodic project progress updates will be provided by e-mail at a frequency agreed to by the Client and Wilmington PharmaTech project managers. Conference calls will be arranged to discuss project results and adjust the project plan on an as needed basis. Meetings between the Client and Wilmington PharmaTech will be scheduled as needed. Additional discussion of the results and adjustment of the project scope or plan will be communicated on an “as needed” basis.

3.

The Client’s personnel will have access to the Wilmington PharmaTech facilities used on the project for the purposes of observing key runs and providing technical input and direction. The Client’s personnel will follow the Wilmington PharmaTech safety practices while on-site.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Contact information

[***]

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Part B. Project Pricing & Invoice Schedule

1.	The Wilmington PharmaTech Fee for complete execution of the scope of work shown below:

Item #	Service Description	Cost	Notes
Part 1: Synthesis
1a

Sourcing of (+)-eserethole (starting material)

WPT will purchase about [***] kg of (+)-eserethole from China. This will be the starting material for lab familiarization and both the [***] g demo batch and the [***] kg GMP batch.

This amount can be reduced if the overall yield of preparing posiphen can be improved and the leftover of (+)-eserethole can be used for a later campaign.

		[***]	Note: This material will be purchased from a vendor. The lead time is about [***] weeks after receiving a PO.
1b

Lab Familiarization (to support up to [***] g demo)

Perform lab familiarization to repeat the existing synthesis of (+)-Posiphen D-tartrate from (+)- eserethole and perform minimal process R&D as needed if necessary to adapt the process to the existing equipment.

		[***]	This is for [***] weeks of time based research. Additional research can be performed at additional cost upon mutual agreement. The required (+)-eserethole starting material is covered by Item 1a.
1c	Demo Batch of (+)-Posiphen D-Tartrate (about [***] g) Upon successful completion of the lab familiarization, a non-GMP demo batch of up to [***] will be synthesized.	[***]

The lead time is about [***] weeks after completion of 1a and 1b.

The required (+)-eserethole starting material (about [***] kg) is covered by Item 1a.

[***]g will be retrieved and used as reference standard.

1d	Project summary for Lab familiarization and Demo Batch	[***]

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Item #	Service Description	Cost	Notes
1e	Manufacture of GMP Batch of (+)-Posiphen D- Tartrate ([***] kg)	[***]

The lead time is about [***] weeks after receiving of (+)-eserethole, and completion of the lab familiarization and the demo batch. The overall estimated timeline for [***] kg of API is about [***] weeks after receiving the PO.

The required (+)-eserethole starting material (about [***] kg) is covered by Item 1a.

1f	Campaign summary for [***] kg GMP batch	[***]
	Subtotal cost for Part 1	[***]
Part B: Analytical development
2a

Achiral HPLC Method Set-up and qualification

This work includes method set-up for achiral HPLC method set-up for starting materials, reaction monitoring, and final API release.

Method qualification work will include the following tasks:

•

System suitability

•

Linearity

•

Repeatability

•

LOD and LOQ

Note: Forced degradation (stress studies) are not included.

[***]for one (1) method set-up. [***]for method qualification. .

The customer will provide the current HPLC method and samples of all available intermediates and related products and the final product as HPLC markers.

A written method and qualification report will be provided. A protocol is not required for method qualification.

Note: HPLC method development is not included but may be available by separate proposal.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Item #	Service Description	Cost	Notes
2b

Chiral HPLC Method Set-up and qualification

This work includes method set-up for achiral HPLC method set-up for starting materials, reaction monitoring, and final API release.

Method qualification work will include the following tasks:

•

System suitability

•

Linearity

•

Repeatability

•

LOD and LOQ

[***] for one (1) method set-up. [***] for method qualification. Note: Timeline is about [***] week for setup and [***] weeks for method qualification.

The customer will provide the current chiral HPLC method and enantiomer (-)-phenserine as HPLC marker.

A written method and qualification report will be provided. A protocol is not required for method qualification.

Note: HPLC method development is not included but may be available by separate proposal.

Note: Annovis can choose to have WPT synthesize the enantiomer (-

)-phenserine with an additional fee (optional item 10).

2c	GC Residual Solvent Method Setup and Qualification GCmethodqualificationwillincludethe following tasks: • System suitability • Linearity • Specificity • Accuracy • Repeatability • LOD and LOQ	[***] for one (1) method setup [***] for one (1) method qualification Note: Timeline is about [***] week for setup and [***] weeks for qualification.

Lead time is about [***] weeks.

A written method and qualification report will be provided. A protocol is not required for method qualification.

Note: Assuming one GC method can be used for all solvents. An additional charge will apply if more than one method is required.

2d	Analytical HPLC columns	[***]	To purchase [***].
	Subtotal for Part 2	[***]
Part 3: Reference standard and release
3a

Release Testing with COA for the [***] g reference standard

Perform GLP release testing and generate a COA.

COA tests include appearance, IR, 1H NMR, elemental analysis, HPLC area%, ee by chiral HPLC, tartaric acid, residual solvents by GC, elemental impurities, ROI and KF.

		[***] Note: cost is per batch and the timeline is about [***] weeks.	Other tests can be requested at additional cost.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Item #	Service Description	Cost	Notes
3b

GMP Release Testing with COA for the GMP lot of (+)-Posiphen D-Tartrate

Perform GMP release testing and generate a COA.

COA tests include appearance, IR, 1H NMR, elemental analysis, HPLC area%, assay (HPLC area), ee by chiral HPLC, tartaric acid, residual solvents by GC, elemental impurities, ROI and KF.

		[***] Note: cost is per batch and the timeline is about [***] weeks.	Other tests can be requested at additional cost.
	Subtotal for Part 3	[***]
4	Shipping and Handling Ship the product to a designated recipient(s)	[***]
5	Weekly progress update Progress updates and reports will be provided approximately weekly.	[***]
6

Special Materials

Any special items (e.g. special regents, starting materials, solvents, HPLC columns, etc.) required for the project will be charged at cost with written pre-approval from the customer.

		[***]	Will be billed when occurred. Must be pre-approved by the client in writing.
7	Out of scope Work	[***]	The cost will be [***]/hour with additional aproval/instruction from the client.
	Total production cost (Part 1-3)	[***]	By using vendor 2 for (+)- eserethole.
Part 4: Stability
8	Setup ICH stability for the GMP batch of (+)- Posiphen D-Tartrate for up to 3 years Setup ICH stability at two conditions [***]	[***] Note: cost will be billed per pulling schedule.	[***]
	Subtotal for Part 4	[***]
9	Preparation of (-)-phenserine (optional) as reference material for chiral method setup and qualification	[***]	Optional, can be executed upon mutual agreement.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Item #	Service Description	Cost	Notes
10	IC method setup and qualification	[***]/method setup [***] for method qualification	Optional, can be executed upon mutual agreement. A written method and a qualification report will be provide. Qualification no included.
11	API hydrate study (e.g. DVS experiment)	N/A	Not included, but can be performed at additional cost.
12	API salt screening	N/A	Not included, but can be performed at additional cost.
13	API polymorph screening and control	N/A	Not included, but can be performed at additional cost.
14	Crystal size control	N/A	Not included, but can be performed at additional cost.
15	API unknown impurity ID, isolation, preparation, certification and control; additional analytical method investigations	N/A	Not included, but can be performed at additional cost.
16	Final API residual solvent control It is assumed that all organic solvents can be removed under normal vacuum drying condition. If not, additional work and cost might be needed upon client’s approval.	N/A

Not included, but can be performed at additional cost.

It is assumed that all organic solvents can be removed to acceptable levels under normal vacuum drying condition. If not, additional work and cost might be needed upon client’s approval.

17	API sample management	N/A	Not included, but can be performed at additional cost.
18	Genotoxic impurity analysis	N/A	Not included, but can be performed at additional cost.
19	Stability and Photostability (ICH)	N/A	Not included, but can be performed at additional cost.
20	Final API heavy metal control	N/A	Not included, but can be performed at additional cost.

Note: Unless a service is specifically identified as included in the “Service Description”, the service is not included in this proposal, but may be available by a separate proposal with additional cost.

Note: In the event that unanticipated circumstances or technical difficulties arise that interfere with or preclude completion of the scope of work as quoted, WPT will notify Customer to discuss the best alternative path forward. Pre-approval is required if there is additional cost.

Note: WPT reserves the right to adjust the pricing and timelines, as mutually agreed upon in consultation with customer, or to cancel the order in part or in its entirety if no satisfactory resolution of the issues can be achieved. In the event of cancellation by

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

WPT, only work performed up to the point of cancellation will be invoiced. Any prepayment made in excess will be refunded to customer.

Note: Deviations from the initial assumptions may have an impact on the scope of the work. Should this occur, both parties will enter into good faith negotiations to redefine the scope of the project.

2.Payment schedule:

Cost of Item 1a (50%), Item 1b	Upon receiving PO or signed proposal
Cost of Item 1a (remaining 50%)	Upon completion
Cost of Part 1c-1d	Upon completion
Cost of Part 2	Upon completion
Cost of Part 3	Upon completion
Part 4 (Stability)	Billed by pulling schedule

3.Early termination: In case the project is terminated by the Client for any reason, the project will be charged at actual cost. The cost calculation is based on [***] per Ph. D. per day, [***] per associate chemist per day, [***] per hour per Senior manager and other actual costs listed in Part B, 5 below.

4.Failure to deliver: In case Wilmington PharmaTech fails to deliver satisfactory results due to natural properties of this compound, the project will be charged at actual cost. The cost calculation is based on [***] per Ph. D. per day, [***] per associate chemist per day,

[***] per hour per Senior manager and other actual costs listed in Part B, 5 below. However, the total amount will not exceed [***] of the original quote price.

5.Special requirements such as operating supplies, analytical columns, containers, shipping and handling, and waste disposal may be billed to the Client at actual cost plus [***] as incurred with advance notice. Direct expense allocations have been included where appropriate.

6.Sample storage. WPT will provide [***] months of storage free of charge for samples produced under this proposal. After [***] months, WPT can provide extended storage service under a separate proposal if there is a need.

7.WPT will provide GMP documentation storage free of charge for [***] years from the date of completion of the project for GMP documentation produced under this proposal. After [***], WPT can provide extended storage service under a separate proposal if there is a need.

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

8.	All payment should be sent to:

Payment method: Check

Accounts Receivable

Wilmington PharmaTech

229A Lake Drive

Newark, DE 19702

9.This proposal is valid for 21 days and is subject to final acceptance by Wilmington PharmaTech.

AUTHORIZATION

The proposed project may be authorized by returning or faxing Proposal to:

[***]

Wilmington PharmaTech

229A Lake Drive Newark, DE 19702, USA

Phone: [***]

Fax: [***]

Email: [***]

Wilmington PharmaTech Company LLC 229A Lake Drive Newark, DE 19702, USA Phone: (302) 737-9916 Fax: (302) 261-7000 Web: www.WilmingtonPharmaTech.com

Appendix I: Tentative specifications for (+)-eserethole

Specification FOR (+)-ESERETHOLE

[***]

Appendix II: Tentative specifications for (+)-Posiphen D-Tartrate

Specification FOR (+)-POSIPHEN D-TARTRATE API

[***]